Summary Prospectus
March 1, 2014
Columbia Absolute Return Currency and Income Fund

Class	Ticker Symbol
Class A Shares	RARAX
Class B Shares	CARBX
Class C Shares	RARCX
Class I Shares	RVAIX
Class R4 Shares	CARCX
Class W Shares	RACWX
Class Y Shares	CABYX
Class Z Shares	CACZX
Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at https://www.columbiamanagement.com/web/columbia/forms-literature/fund-literature. You can also get this information at no cost by calling 800.345.6611 or by sending an email to serviceinquiries@columbiamanagement.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2014, and current Statement of Additional Information.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Columbia Absolute Return Currency and Income Fund (the Fund) seeks to provide shareholders with positive absolute return.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and members of your immediate family invest, or agree to invest in the future, at least $50,000 in certain classes of shares of eligible funds distributed by Columbia Management Investment Distributors, Inc. More information about these and other discounts is available from your financial intermediary, and can be found in the Choosing a Share Class section beginning on page 20 of the Fund’s prospectus and in Appendix S to the Statement of Additional Information (SAI) under Sales Charge Waivers beginning on page S-1.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Classes I, R4, W, Y and Z
Maximum sales charge (load) imposed on purchases (as a % of offering price)	3.00%	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a % of the lower of the original purchase price or current net asset value)	1.00% (a)	5.00% (b)	1.00% (c)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class R4	Class W	Class Y	Class Z
Management fees	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%	0.89%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other expenses(d)	0.54%	0.54%	0.54%	0.26%	0.54%	0.54%	0.26%	0.54%
Total annual Fund operating expenses	1.68%	2.43%	2.43%	1.15%	1.43%	1.68%	1.15%	1.43%
Less: Fee waivers and/or expense reimbursements(e)	(0.02%)	(0.02%)	(0.02%)	0.00%	(0.02%)	(0.02%)	0.00%	(0.02%)
Total annual Fund operating expenses after fee waivers and/or expense reimbursements	1.66%	2.41%	2.41%	1.15%	1.41%	1.66%	1.15%	1.41%
(a)	This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months of purchase, as follows: 1.00% if redeemed within 12 months of purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.
(b)	This charge decreases over time.
(c)	This charge applies to redemptions within one year of purchase, with certain limited exceptions.
(d)	Other expenses for Class A, Class B, Class C, Class R4, Class W, Class Y and Class Z have been restated to reflect contractual and, including Class I, other changes to certain fees paid by the Fund.
(e)	Columbia Management Investment Advisers, LLC and certain of its affiliates have contractually agreed to waive fees and/or to reimburse expenses (excluding transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) until February 28, 2015, unless sooner terminated at the sole discretion of the Fund’s Board of Trustees. Under this agreement, the Fund’s net operating expenses, subject to applicable exclusions, will not exceed the annual rates of 1.66% for Class A, 2.41% for Class B, 2.41% for Class C, 1.28% for Class I, 1.41% for Class R4, 1.66% for Class W, 1.28% for Class Y and 1.41% for Class Z.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the applicable class of Fund shares for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples.  Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Class A (whether or not shares are redeemed)	$464	$ 812	$1,183	$2,226
Class B (assuming redemption of all shares at the end of the period)	$744	$1,056	$1,494	$2,579
Class B (assuming no redemption of shares)	$244	$ 756	$1,294	$2,579
1	Columbia Absolute Return Currency and Income Fund

	1 year	3 years	5 years	10 years
Class C (assuming redemption of all shares at the end of the period)	$344	$ 756	$1,294	$2,765
Class C (assuming no redemption of shares)	$244	$ 756	$1,294	$2,765
Class I (whether or not shares are redeemed)	$117	$ 365	$ 633	$1,398
Class R4 (whether or not shares are redeemed)	$144	$ 450	$ 780	$1,711
Class W (whether or not shares are redeemed)	$169	$ 528	$ 911	$1,985
Class Y (whether or not shares are redeemed)	$117	$ 365	$ 633	$1,398
Class Z (whether or not shares are redeemed)	$144	$ 450	$ 780	$1,711
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in short-duration debt obligations (or securities that invest in such debt obligations, including an affiliated money market fund) and forward foreign currency contracts. In pursuit of the Fund’s objective, to provide absolute return, the Fund’s investment manager seeks to generate positive total returns from the income produced by the short-term debt obligations, plus (minus) the gain (loss) resulting from fluctuations in the values of various foreign currencies relative to the U.S. dollar.
The Fund’s investment in short-duration debt obligations consists primarily of (i) shares of an affiliated money market fund, and (ii) U.S. dollar denominated non-government, corporate and structured debt securities rated investment grade, or, if unrated, determined to be of comparable quality. A small portion of the Fund’s portfolio may consist of U.S. government securities. In addition to producing income, these holdings are designated as collateral by the Fund, as necessary, to cover on a net basis obligations with respect to, or that may result from, the Fund’s investments in forward currency contracts. The Fund targets portfolio duration of up to six months but may extend the portfolio duration up to one year. The Fund gains economic exposure to foreign currencies through its investment in forward foreign currency contracts comparable to the exposure that it would have had if it had bought or sold the foreign currencies directly. It is expected that the gross notional value of the Fund’s forward foreign currency contracts will be equivalent to at least 80% of the Fund’s net assets. The Fund expects to utilize leverage, created through investments in cash-settled forwards, as part of its investment strategies. Leverage has the effect of increasing the Fund’s volatility.
Columbia Management Investment Advisers, LLC (the Investment Manager) uses a quantitative, proprietary model that applies various fundamental and technical factors, including based on current and historical data, to rank the anticipated value of several developed countries’ currencies relative to the U.S. dollar, subject to other considerations (including other fundamental, technical, and macroeconomic factors) in the Investment Manager’s discretion that may affect these rankings. The Investment Manager typically enters into long forward foreign currency contracts for currencies that rank higher in the model, and the Fund will experience profits (losses) to the extent the value of the currency appreciates (depreciates) relative to the U.S. dollar. Conversely, the Investment Manager typically enters into short forward foreign currency contracts for currencies that rank lower in the model, and the Fund will experience profits (losses) to the extent the value of the currency depreciates (appreciates) relative to the U.S. dollar.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down.
Active Management Risk. Although the Fund is managed based primarily on quantitative methods, a qualitative review of the quantitative output is conducted by the portfolio manager. Therefore, the Fund’s performance will reflect, in part, the ability of the portfolio manager to make active, qualitative decisions, including allocation decisions that seek to achieve the Fund’s investment objective.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations. As a result, the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Columbia Absolute Return Currency and Income Fund	2

Credit Risk. Credit risk is the risk that the issuer of a fixed-income security may or will default or otherwise become unable or unwilling, or is perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due. If the Fund purchases unrated securities, or if the rating of a security is lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. Unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities.
Derivatives Risk. Losses involving derivative instruments may be substantial, because a relatively small movement in the price of an underlying security, instrument, commodity, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Derivatives Risk/Forward Foreign Currency Contracts Risk. These instruments are a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value (sometimes dramatically) due to foreign market downswings or foreign currency value fluctuations. The Fund may use these instruments to gain leveraged exposure to currencies, which is a speculative investment practice. The Fund’s strategy of investing in these instruments may not be successful. Investment in these instruments also subjects the Fund to counterparty risk and leverage risk.
Foreign Currency Risk. The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.
Foreign Currency-related Tax Risk. Internal Revenue Service regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund’s Board may authorize a significant change in investment strategy or the Fund’s liquidation.
Geographic Concentration Risk. The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s net asset value may be more volatile than a more geographically diversified fund.
Interest Rate Risk. Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities will tend to fall, and if interest rates fall, the values of debt securities will tend to rise. Changes in the value of a debt security usually will not affect the amount of income the Fund receives from it but may affect the value of the Fund's shares. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. As interest rates rise or spreads widen, the likelihood of prepayment decreases.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Leverage Risk. Leverage occurs when the Fund increases its assets available for investment using borrowings, forward contracts or other derivatives or similar instruments or techniques. The Fund and certain counterparties may agree to allow for the cash settlement of forward foreign currency contracts, which permits the Fund to designate liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any, rather than the gross notional value of the relevant contracts. Because the Fund will segregate only the net obligation attributable to such forward foreign currency contracts, the Fund may utilize such contracts to a greater extent than if the Fund was required to segregate assets equal to the gross notional value of such contracts. Leverage presents the opportunity for increased net income and capital gains, but also increases the Fund's risk of loss and its volatility.  Leverage can also create an interest expense that may lower the Fund's overall returns. There is no guarantee that a leveraging strategy will be successful.
Although the Fund intends to seek to use instruments that settle on a cash basis in order to provide enhanced currency exposure, the Fund may nonetheless have substantial exposure to currency fluctuations that are magnified due to the high notional value of the Fund's currency exposures. The aggregate net notional values of the currency exposures are expected to be substantially greater than the Fund's net asset value (NAV), for example, 2 times the Fund’s NAV. Accordingly, the Fund's NAV (and corresponding NAV per share) will be more volatile and thus result in increased volatility of returns.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or even long periods.
3	Columbia Absolute Return Currency and Income Fund

Money Market Fund Investment Risk. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Although money market funds seek to preserve the value of investments at $1.00 per share, it is possible for the Fund to lose money by investing in money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. The Fund will also be exposed to the investment risks of the money market fund. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from its investments in derivatives.
Prepayment and Extension Risk. Prepayment and extension risk is the risk that a loan, bond or other security or investment might be called or otherwise converted, prepaid or redeemed before maturity, and the portfolio manager may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Fund. As interest rates decrease or spreads narrow, the likelihood of prepayment increases. Conversely, extension risk is the risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the prepayment time. If the Fund's investments are locked in at a lower interest rate for a longer period of time, the portfolio manager may be unable to capitalize on securities with higher interest rates or wider spreads.
Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.
Reinvestment Risk. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class A share performance (without sales charges) has varied for each full calendar year shown. If the sales charges were reflected, returns shown would be lower. The table below the bar chart compares the Fund’s returns (after applicable sales charges) for the periods shown with benchmark performance.
The performance of one or more share classes shown in the table below begins before the indicated inception date for such share class. The returns shown for each such share class include the returns of the Fund’s Class A shares (without applicable sales charges and adjusted to reflect the higher class-related operating expenses of such classes, where applicable) for periods prior to its inception date. Except for differences in annual returns resulting from differences in expenses and sales charges (where applicable), the share classes of the Fund would have substantially similar annual returns because all share classes of the Fund invest in the same portfolio of securities.
The after-tax returns shown in the table below are calculated using the highest historical individual U.S. federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Your actual after-tax returns will depend on your personal tax situation and may differ from those shown in the table. In addition, the after-tax returns shown in the table do not apply to shares held in tax-deferred accounts such as 401(k) plans or Individual Retirement Accounts (IRAs). The after-tax returns are shown only for Class A shares and will vary for other share classes. Returns after taxes on distributions and sale of Fund shares are higher than before-tax returns for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of Fund shares.
The Fund’s past performance (before and after taxes) is no guarantee of how the Fund will perform in the future. Updated performance information can be obtained by calling toll-free 800-345-6611 or visiting columbiamanagement.com.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	2nd Quarter 2007	3.71%
	Worst	4th Quarter 2013	-4.74%
Columbia Absolute Return Currency and Income Fund	4

Average Annual Total Returns After Applicable Sales Charges (for periods ended December 31, 2013)
	Share Class Inception Date	1 Year	5 Years	Life of Fund
Class A	6/15/2006
returns before taxes		-10.63%	-1.50%	0.47%
returns after taxes on distributions		-10.63%	-1.57%	-0.04%
returns after taxes on distributions and sale of Fund shares		-6.02%	-1.09%	0.30%
Class B returns before taxes	6/15/2006	-13.21%	-2.03%	0.16%
Class C returns before taxes	6/15/2006	-9.56%	-1.65%	0.16%
Class I returns before taxes	6/15/2006	-7.50%	-0.41%	1.34%
Class R4 returns before taxes	3/19/2013	-7.61%	-0.84%	0.92%
Class W returns before taxes	12/1/2006	-7.98%	-0.96%	0.83%
Class Y returns before taxes	2/28/2013	-7.51%	-0.82%	0.93%
Class Z returns before taxes	9/27/2010	-7.71%	-0.66%	1.02%
Citigroup 3-Month U.S. Treasury Bill Index (reflects no deduction for fees, expenses or other taxes)		0.05%	0.10%	1.26% **

** Since June 30, 2006
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Nicholas Pifer, CFA	Senior Portfolio Manager and Head of Global Fixed Income	Manager	2006
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any business day by contacting the Fund in the ways described below:

Online	Regular Mail	Express Mail	By Telephone
columbiamanagement.com	Columbia Funds, c/o Columbia Management Investment Services Corp. P.O. Box 8081 Boston, MA 02266-8081	Columbia Funds, c/o Columbia Management Investment Services Corp. 30 Dan Road, Suite 8081 Canton, MA 02021-2809	800.422.3737
You may purchase shares and receive redemption proceeds by electronic funds transfer, by check or by wire. If you maintain your account with a broker-dealer or other financial intermediary, you must contact that financial intermediary to buy, exchange or sell shares of the Fund in or from your account with the intermediary.
The minimum initial investment amounts for the share classes offered by the Fund are shown below:
Minimum Initial Investment

Class	Category of eligible account	For accounts other than systematic investment plan accounts	For systematic investment plan accounts
Classes A, B* & C	Nonqualified accounts	$10,000	$10,000
	Individual retirement accounts	$10,000	$10,000
Classes I & R4	All eligible accounts	None	None
Class W	All eligible accounts	$500	N/A
Class Y	Omnibus retirement plans with at least $10 million in plan assets	None	N/A
	All other eligible omnibus retirement plans	$500,000	N/A
Class Z	All eligible accounts	$0, $1,000 or $2,000 depending upon the category of eligible investor.	$10,000

*	This class of shares is generally closed to new and existing shareholders.
There is no minimum additional investment for any share class.
5	Columbia Absolute Return Currency and Income Fund

Tax Information
The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged account, such as a 401(k) plan or an IRA. If you are investing through a tax-advantaged account, you may be taxed upon withdrawals from that account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Columbia Management Investment Advisers, LLC (the Investment Manager), Columbia Management Investment Distributors, Inc. (the Distributor) and Columbia Management Investment Services Corp. (the Transfer Agent) — may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Columbia Absolute Return Currency and Income Fund	6

225 Franklin Street, Boston, MA 02110
800.345.6611 columbiamanagement.com
© 2014 Columbia Management Investment Distributors, Inc.	SUM104_10_D01_(03/14)